UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, DC 20549-1004



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) November 1, 2006



                           GENERAL MOTORS CORPORATION
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)



            STATE OF DELAWARE                  1-143           38-0572515
            -----------------                  -----           ----------
        (State or other jurisdiction of     (Commission     (I.R.S. Employer
        Incorporation or Organization)      File Number)   Identification No.)

      300 Renaissance Center, Detroit, Michigan                 48265-3000
      -----------------------------------------                 ----------
      (Address of Principal Executive Offices)                  (Zip Code)



      Registrant's telephone number, including area code (313) 556-5000
                                                         --------------








================================================================================

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

{ } Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

{ } Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17-CFR
    240.14a-12)

{ } Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

{ } Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS

On November 1, 2006 General Motors Corporation (GM) issued a news release announcing October 2006 sales. The release is as follows:

             GM's U.S. Divisions Deliver 301,317 Vehicles In October

o  GM Retail Sales Up 36 Percent Compared With Last Year
o Chevrolet Avalanche, Silverado and GMC Sierra Pickup Trucks On A Roll -- Retail Sales More Than Doubled
o For The Second Consecutive Year, GM Offers More Vehicle Models Achieving 30 MPG Highway Than Any Other Automaker

DETROIT - General Motors dealers in the United States sold 301,317 new cars and trucks in October, a 22 percent increase compared with last year. Retail sales were up 36 percent on a sales-day adjusted basis. Retail truck sales were up 52 percent, led by a doubling of full-size pickup retail sales such as Chevy Silverado and GMC Sierra and a 46 percent increase in luxury utility retail sales, including the entire Cadillac Escalade lineup. Retail car sales were up 9 percent, led by Chevrolet Impala, Pontiac G6 and Saturn Aura.

"GM's industry-leading truck business was boosted in October by lower fuel prices - that's one reason our trucks, SUVs and crossovers are gaining share. Of course, offering customers great fuel economy coupled with having the industry's most comprehensive coverage, including the 5-year/100,000 mile powertrain warranty, helps too," said Mark LaNeve, General Motors North America vice president, Vehicle Sales, Service and Marketing. "Consumers are responding to our lineup of new vehicles, including Saturn Aura, Chevrolet Silverado and GMC Sierra, and we'll have even more new products arriving soon, including our mid-crossovers -- Saturn Outlook, GMC Acadia and Buick Enclave."

GMC, Chevrolet, Buick, Cadillac, Saturn, Pontiac and Saab all had retail sales increases in October. GMC was up 75 percent retail, with sales more than doubling for the Sierra, Yukon and Yukon XL.

The all-new 2007 Sierra pickups arrived at dealerships in October. Chevrolet retail sales were up 39 percent, with double-digit retail jumps by Silverado, up 107 percent; Tahoe, up 104 percent; and Suburban, up 83 percent. The all-new 2007 Silverado pickups also arrived at dealerships in October. Buick retail sales were up 28 percent, led by Lucerne. Cadillac retail sales were up 30 percent, with a 14 percent increase in CTS, a 28 percent increase in SRX and triple-digit increases for the entire Escalade lineup. Saturn retail sales were up 16 percent as the all-new 2007 Aura and Sky continue to bring new customers into the Saturn family. Pontiac retail sales were up 1 percent due to sales increases for the new G5, G6, and Solstice. Lastly, Saab retail sales were up 83 percent, driven by a 54 percent retail increase for 9-3, an 80 percent hike for 9-5 and a 338 percent increase for 9-7X.

"We continue to experience strong customer demand for our lineup of fuel efficient vehicles and new launch products," LaNeve said. "In October we were very pleased to learn that for the second year in a row, according to the U.S. EPA, GM offers more vehicle models (23 total) that achieve an estimated 30 mpg on the highway, or higher, than any other automaker."

GM continues to reduce its reliance on daily rental sales. Sales to daily rental companies were down 14 percent compared to year-ago levels, while non-daily rental fleet business was up 6 percent. Overall fleet sales of 75,000 vehicles were down 8 percent compared with last October.

Certified Used Vehicles

October sales for all certified GM brands, including GM Certified Used Vehicles, Cadillac Certified Pre-Owned Vehicles, Saturn Certified Pre-Owned Vehicles, Saab Certified Pre-Owned Vehicles and HUMMER Certified Pre-Owned Vehicles, were 42,839 units, comparable to last October's sales. Total year-to-date certified GM sales for all brands are 436,383 units, down 2 percent from the same period last year.

GM Certified Used Vehicles, the industry's top-selling certified pre-owned brand, posted 37,222 sales in October, down 1 percent from October 2005. Year-to-date sales for GM Certified Used Vehicles are 377,203 units, comparable to last year's results for the same period.

Cadillac Certified Pre-Owned Vehicles posted 3,652 sales in October, up 30 percent from last October. Saturn Certified Pre-Owned Vehicles sold 1,289 units, down 32 percent. Saab Certified Pre-Owned Vehicles sold 594 units, down nearly 2 percent. In its tenth month of operation, HUMMER Certified Pre-Owned sold 82 units.

"Cadillac Certified Pre-Owned Vehicles had an outstanding sales month, up nearly 30 percent over October 2005, with year-to-date sales up nearly 8 percent from the same period last year," said LaNeve. "Through October, GM Certified Used Vehicles, the industry's top-selling certified brand, sold 377,203 units, comparable to its category record annual sales in 2005."

GM North America Reports October 2006 Production; 2006 Fourth Quarter Production Forecast Remains Unchanged at 1.110 Million Vehicles

In October, GM North America produced 427,000 vehicles (174,000 cars and 253,000 trucks). This is down 62,000 units or 13 percent compared to October 2005 when the region produced 489,000 vehicles (174,000 cars and 315,000 trucks). Production totals include joint venture production of 19,000 vehicles in October 2006 and 29,000 vehicles in October 2005.

The region's 2006 fourth quarter production forecast is unchanged at 1.110 million vehicles (450,000 cars and 660,000 trucks). In the fourth quarter of 2005 the region produced 1.281 million vehicles (483,000 cars and 798,000 trucks).

GM also announced 2006 final third quarter and revised fourth quarter production forecasts for its international regions.

GM Europe - GM Europe built 374,000 vehicles in the third quarter of 2006. In the third quarter of 2005, the region built 412,000 vehicles. The region's 2006 fourth quarter production forecast is unchanged at 445,000 units. In the fourth quarter of 2005, the region built 443,000 vehicles.

GM Asia Pacific - GM Asia Pacific built 433,000 vehicles in the third quarter of 2006. In the third quarter of 2005 the region built 409,000 vehicles. The region's 2006 fourth quarter production forecast is revised at 504,000 units, up 8,000 units from last month's guidance. In the fourth quarter of 2005 the region built 420,000 vehicles.

GM Latin America, Africa and the Middle East - The region produced 215,000 vehicles in the third quarter of 2006. In the third quarter of 2005, the region built 207,000 vehicles. The region's 2006 fourth quarter production forecast is unchanged at 215,000 units. In the fourth quarter of 2005, the region built 188,000 vehicles.

General Motors Corp. (NYSE: GM), the world's largest automaker, has been the global industry sales leader for 75 years. Founded in 1908, GM today employs about 327,000 people around the world. With global headquarters in Detroit, GM manufactures its cars and trucks in 33 countries. In 2005, 9.17 million GM cars and trucks were sold globally under the following brands: Buick, Cadillac, Chevrolet, GMC, GM Daewoo, Holden, HUMMER, Opel, Pontiac, Saab, Saturn and Vauxhall. GM operates one of the world's leading finance companies, GMAC Financial Services, which offers automotive, residential and commercial financing and insurance. GM's OnStar subsidiary is the industry leader in vehicle safety, security and information services. More information on GM can be found at www.gm.com.

Note: GM sales and production results are available on GM Media OnLine at http://media.gm.com by clicking on News, then Sales/Production. In this press release and related comments by General Motors management, we use words like "expect," "anticipate," "estimate," "forecast," "objective," "plan," "goal" and similar expressions to identify forward-looking statements, representing our current judgment about possible future events. We believe these judgments are reasonable, but actual results may differ materially due to a variety of important factors. Among other items, such factors might include: the pace of introductions and market acceptance of new products; the effect of competition on our markets and significant changes in the competitive environment; price increases or shortages of fuel; and changes in laws, regulations or tax rates. GM's most recent annual report on Form 10-K and quarterly report on Form 10-Q provide information about these factors, which may be revised or supplemented in future reports to the SEC on Form 10-Q or 8-K.

                                      # # #

Detroit -- General Motors dealers in the United States today reported the following vehicle sales:

-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                                  October               January - October
-------------------------------------------------------------------------------
 Curr S/D:   26                           % Chg
 Prev S/D:   25         2006      2005   per S/D      2006       2005    %Chg
-------------------------------------------------------------------------------
Vehicle Total        301,317   257,622     21.6  3,485,762  3,844,401   -9.3
-------------------------------------------------------------------------------
Car Total            112,471   114,665      2.0  1,385,806  1,500,872   -7.7
-------------------------------------------------------------------------------
Truck Total          188,846   142,957     37.4  2,099,956  2,343,529  -10.4
-------------------------------------------------------------------------------
Light Truck Total    184,930   138,881     38.5  2,051,476  2,292,116  -10.5
-------------------------------------------------------------------------------
Light Vehicle Total  297,401   253,546     22.0  3,437,282  3,792,988   -9.4
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
      Market Division
       Vehicle Total                                  Calendar Year-to-Date
                                 October                January - October
-------------------------------------------------------------------------------
                                          % Chg
                        2006      2005   per S/D     2006       2005    %Chg
-------------------------------------------------------------------------------
Buick                 15,541    13,462     20.1    206,582    244,078  -15.4
Cadillac              17,052    14,917     18.9    187,049    197,717   -5.4
Chevrolet            171,890   152,093     17.5  2,050,056  2,272,217   -9.8
GMC                   38,776    24,258     66.2    402,012    486,859  -17.4
HUMMER                 5,565     5,640      2.6     58,801     42,657   37.8
Oldsmobile                 0        55    ***.*         96      1,756  -94.5
Other - Isuzu          1,097     1,125      1.4     12,047     11,977    0.6
Pontiac               29,346    28,565      6.8    351,303    369,831   -5.0
Saab                   2,731     1,340    112.0     30,317     33,486   -9.5
Saturn                19,319    16,167     24.3    187,499    183,823    2.0
-------------------------------------------------------------------------------

Sales of Vehicles Produced in US/Canada/Mexico
-------------------------------------------------------------------------------
Car                  105,423   106,928      2.5  1,299,642  1,397,837   -7.0
-------------------------------------------------------------------------------
Light Truck          184,930   138,881     38.5  2,051,476  2,292,116  -10.5
-------------------------------------------------------------------------------

Twenty-five selling days for the October period this year and twenty-six for last year.


*American Isuzu Motors, Inc., dealer sales of commercial vehicles distributed by General Motors Corporation as reported to General Motors by American Isuzu Motors, Inc.

                                      2-1P
                       GM Car Deliveries - (United States)
                                  October 2006
-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                                 October                January - October
-------------------------------------------------------------------------------
                                          % Chg
                         2006      2005  per S/D      2006      2005    %Chg
-------------------------------------------------------------------------------
Selling Days (S/D)        25        26
-------------------------------------------------------------------------------

Century                    1        58    -98.2         80      6,412  -98.8
LaCrosse               4,533     5,161     -8.7     61,363     79,159  -22.5
LeSabre                   57     1,321    -95.5      2,245     72,960  -96.9
Lucerne                6,700       285    ***.*     82,783        285  ***.*
Park Avenue                9        21    -55.4         46      2,134  -97.8
Regal                      0         6    ***.*         30        588  -94.9
      Buick Total     11,300     6,852     71.5    146,547    161,538   -9.3
-------------------------------------------------------------------------------
CTS                    3,629     3,524      7.1     46,423     50,427   -7.9
DeVille                   33       250    -86.3        763     38,179  -98.0
DTS                    4,356     5,710    -20.7     48,911     13,579  260.2
Seville                    0         1    ***.*          9        135  -93.3
STS                    1,573     1,819    -10.1     21,575     28,367  -23.9
XLR                      173       175      2.8      2,660      3,276  -18.8
      Cadillac Total   9,764    11,479    -11.5    120,341    133,963  -10.2
-------------------------------------------------------------------------------
Aveo                   3,883     5,864    -31.1     50,967     61,089  -16.6
Cavalier                  10       167    -93.8        341     18,742  -98.2
Classic                    4         1    316.0         17     42,353  ***.*
Cobalt                 8,772    16,001    -43.0    187,330    182,332    2.7
Corvette               2,761     2,981     -3.7     30,664     26,061   17.7
Impala                21,130    18,959     15.9    240,297    201,238   19.4
Malibu                 9,886    12,338    -16.7    144,207    175,229  -17.7
Monte Carlo            1,943     4,719    -57.2     29,524     27,563    7.1
SSR                      151       353    -55.5      3,587      7,096  -49.5
      Chevrolet Total 48,540    61,383    -17.8    686,934    741,703   -7.4
-------------------------------------------------------------------------------
Alero                      0        49    ***.*         67      1,300  -94.8
Aurora                     0         0    ***.*          0         18  ***.*
      Oldsmobile Total     0        49    ***.*         67      1,318  -94.9
-------------------------------------------------------------------------------
Bonneville                40       295    -85.9      1,100      9,466  -88.4
G5                     1,341         0    ***.*      4,823          0  ***.*
G6                    11,273     9,440     24.2    132,915     98,027   35.6
Grand Am                  26       219    -87.7        778     31,287  -97.5
Grand Prix             9,806    10,376     -1.7     94,302    106,313  -11.3
GTO                      741       605     27.4      9,636     10,018   -3.8
Solstice               1,178       807     51.8     17,056      1,488  ***.*
Sunfire                    8       545    -98.5        836     24,366  -96.6
Vibe                   2,295     2,876    -17.0     40,299     57,393  -29.8
      Pontiac Total   26,708    25,163     10.4    301,745    338,358  -10.8
-------------------------------------------------------------------------------
9-2X                     143        15    891.5      1,293      5,815  -77.8
9-3                    1,926     1,051     90.6     20,376     20,599   -1.1
9-5                      355       202     82.8      3,892      5,514  -29.4
      Saab Total       2,424     1,268     98.8     25,561     31,928  -19.9
-------------------------------------------------------------------------------
Aura                   4,661         0    ***.*      9,626          0  ***.*
ION                    8,231     8,451      1.3     88,254     87,046    1.4
Saturn L Series            0        20    ***.*         20      5,018  -99.6
Sky                      843         0    ***.*      6,711          0  ***.*
      Saturn Total    13,735     8,471     68.6    104,611     92,064   13.6
-------------------------------------------------------------------------------
      GM Total       112,471   114,665      2.0  1,385,806  1,500,872   -7.7
-------------------------------------------------------------------------------
                     GM Car Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *   105,423   106,928      2.5  1,299,642  1,397,837   -7.0
-------------------------------------------------------------------------------
GM Import              7,048     7,737     -5.3     86,164    103,035  -16.4
-------------------------------------------------------------------------------
      GM Total       112,471   114,665      2.0  1,385,806  1,500,872   -7.7
-------------------------------------------------------------------------------
* Includes U.S./Canada/Mexico

                                      2-1P
                       GM Car Deliveries - (United States)
                                  October 2006
-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                                 October                January - October
-------------------------------------------------------------------------------
                                          % Chg
                         2006      2005  per S/D      2006      2005    %Chg
-------------------------------------------------------------------------------
Selling Days (S/D)        25        26
-------------------------------------------------------------------------------
          GM Car Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total           11,300     6,852     71.5    146,547    161,538   -9.3
Cadillac Total         9,764    11,479    -11.5    120,341    133,963  -10.2
Chevrolet Total       44,657    55,519    -16.3    635,967    680,614   -6.6
Oldsmobile Total           0        49    ***.*         67      1,318  -94.9
Pontiac Total         25,967    24,558     10.0    292,109    328,340  -11.0
Saturn Total          13,735     8,471     68.6    104,611     92,064   13.6
      GM North America
        Total*       105,423   106,928      2.5  1,299,642  1,397,837   -7.0
-------------------------------------------------------------------------------
                                          ***.*                        ***.*
-------------------------------------------------------------------------------
Chevrolet Total        3,883     5,864    -31.1     50,967     61,089  -16.6
Pontiac Total            741       605     27.4      9,636     10,018   -3.8
Saab Total             2,424     1,268     98.8     25,561     31,928  -19.9
      GM Import Total  7,048     7,737     -5.3     86,164    103,035  -16.4
-------------------------------------------------------------------------------
                   GM Vehicle Deliveries by Marketing Division
-------------------------------------------------------------------------------
Buick Total           15,541    13,462     20.1    206,582    244,078  -15.4
Cadillac Total        17,052    14,917     18.9    187,049    197,717   -5.4
Chevrolet Total      171,890   152,093     17.5  2,050,056  2,272,217   -9.8
GMC Total             38,776    24,258     66.2    402,012    486,859  -17.4
HUMMER Total           5,565     5,640      2.6     58,801     42,657   37.8
Oldsmobile Total           0        55    ***.*         96      1,756  -94.5
Other-Isuzu Total      1,097     1,125      1.4     12,047     11,977    0.6
Pontiac Total         29,346    28,565      6.8    351,303    369,831   -5.0
Saab Total             2,731     1,340    112.0     30,317     33,486   -9.5
Saturn Total          19,319    16,167     24.3    187,499    183,823    2.0
      GM Total       301,317   257,622     21.6  3,485,762  3,844,401   -9.3
-------------------------------------------------------------------------------
* Includes US/Canada/Mexico

                                      3-1P
                      GM Truck Deliveries - (United States)
                                  October 2006

-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                                 October                January - October
-------------------------------------------------------------------------------
                                          % Chg
                         2006      2005  per S/D      2006      2005    %Chg
-------------------------------------------------------------------------------
Selling Days (S/D)        25        26
-------------------------------------------------------------------------------

Rainier                  683       724     -1.9     11,157     13,429  -16.9
Rendezvous             2,915     4,559    -33.5     38,376     51,496  -25.5
Terraza                  643     1,327    -49.6     10,502     17,615  -40.4
      Total Buick      4,241     6,610    -33.3     60,035     82,540  -27.3
-------------------------------------------------------------------------------
Escalade               3,553     1,504    145.7     30,812     25,814   19.4
Escalade ESV           1,724       513    249.5     12,383     11,507    7.6
Escalade EXT             825       297    188.9      5,098      6,869  -25.8
SRX                    1,186     1,124      9.7     18,415     19,564   -5.9
      Total Cadillac   7,288     3,438    120.5     66,708     63,754    4.6
-------------------------------------------------------------------------------
Astro                      5       495    -98.9        369     18,641  -98.0
C/K Suburban(Chevy)    6,938     4,237     70.3     60,810     74,310  -18.2
Chevy C/T Series          28        24     21.3        261        216   20.8
Chevy W Series           221       203     13.2      2,402      2,285    5.1
Colorado               7,151     6,132     21.3     79,492    113,062  -29.7
Equinox                7,380     6,094     25.9     96,908    113,651  -14.7
Express Cutaway/G Cut  1,475     1,386     10.7     16,939     16,092    5.3
Express Panel/G Van    5,518     5,561      3.2     71,676     72,428   -1.0
Express/G Sportvan       856     1,038    -14.2     14,945     17,190  -13.1
HHR                    4,505     6,594    -28.9     90,167     25,370  255.4
Kodiak 4/5 Series        948       829     18.9     10,052      8,877   13.2
Kodiak 6/7/8 Series      313       272     19.7      3,083      3,580  -13.9
S/T Blazer                 2        82    -97.5        111      4,793  -97.7
S/T Pickup                 0         0    ***.*          4        148  -97.3
Tahoe                 12,181     6,347     99.6    132,904    129,549    2.6
Tracker                    0         4    ***.*         11        472  -97.7
TrailBlazer           14,451    13,910      8.0    148,497    204,874  -27.5
Uplander               2,718     5,642    -49.9     50,436     63,348  -20.4
Venture                    7        92    -92.1        192      6,872  -97.2
................................................................................
    Avalanche          6,244     2,469    163.0     44,553     55,179  -19.3
    Silverado-C/K
      Pickup          52,409    29,299     86.0    539,310    599,577  -10.1
Chevrolet Fullsize
      Pickups         58,653    31,768     92.0    583,863    654,756  -10.8
................................................................................
  Chevrolet Total    123,350    90,710     41.4  1,363,122  1,530,514  -10.9
-------------------------------------------------------------------------------
Canyon                 1,744     1,790      1.3     20,106     30,857   -34.8
Envoy                  5,706     5,469      8.5     63,504     93,714   -32.2
GMC C/T Series            15        16     -2.5        203        172    18.0
GMC W Series             349       377     -3.7      4,441      5,169   -14.1
Safari (GMC)               0        73    ***.*         56      3,287   -98.3
Savana Panel/G Classic 1,126     1,279     -8.4     14,517     17,876   -18.8
Savana Special/G Cut     323       319      5.3      9,508     10,693   -11.1
Savana/Rally             177       140     31.5      2,171      1,850    17.4
Sierra                18,080     9,003    108.9    177,813    196,374    -9.5
Sonoma                     0         0    ***.*          0         66   ***.*
Topkick 4/5 Series       586       680    -10.4      9,322     12,721   -26.7
Topkick 6/7/8 Series     359       550    -32.1      6,669      6,416     3.9
Yukon                  6,068     2,612    141.6     57,159     62,806    -9.0
Yukon XL               4,243     1,950    126.3     36,543     44,858   -18.5
      GMC Total       38,776    24,258     66.2    402,012    486,859   -17.4
-------------------------------------------------------------------------------
HUMMER H1                 19        21     -5.9        312        312    0.0
HUMMER H2              1,465     1,158     31.6     14,027     19,594  -28.4
HUMMER H3              4,081     4,461     -4.9     44,462     22,751   95.4
      HUMMER Total     5,565     5,640      2.6     58,801     42,657   37.8
-------------------------------------------------------------------------------
Bravada                    0         5    ***.*         19        306  -93.8
Silhouette                 0         1    ***.*         10        132  -92.4
      Oldsmobile Total     0         6    ***.*         29        438  -93.4
-------------------------------------------------------------------------------
Other-Isuzu F Series     161       108     55.0      1,197      1,059   13.0
Other-Isuzu H Series      11         8     43.0        105         47  123.4
Other-Isuzu N Series     925     1,009     -4.7     10,745     10,871   -1.2
      Other-Isuzu
        Total          1,097     1,125      1.4     12,047     11,977    0.6
-------------------------------------------------------------------------------
Aztek                      6       147    -95.8        339      4,733  -92.8
Montana                   10        98    -89.4        370      3,540  -89.5
Montana SV6              228     1,478    -84.0     12,530     19,259  -34.9
Torrent                2,394     1,679     48.3     36,319      3,941  821.6
      Pontiac Total    2,638     3,402    -19.4     49,558     31,473   57.5
-------------------------------------------------------------------------------
9-7X                     307        72    343.4      4,756      1,558  205.3
      Saab Total         307        72    343.4      4,756      1,558  205.3
-------------------------------------------------------------------------------
Relay                    464       941    -48.7      6,228     14,042  -55.6
VUE                    5,120     6,755    -21.2     76,660     77,719   -1.4
      Saturn Total     5,584     7,696    -24.5     82,888     91,759   -9.7
-------------------------------------------------------------------------------
      GM Total       188,846   142,957     37.4  2,099,956  2,343,529  -10.4
-------------------------------------------------------------------------------
                    GM TRUCK Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *   187,597   141,597     37.8  2,085,190  2,327,964  -10.4
-------------------------------------------------------------------------------
GM Import              1,249     1,360     -4.5     14,766     15,565   -5.1
-------------------------------------------------------------------------------
      GM Total       188,846   142,957     37.4  2,099,956  2,343,529  -10.4
-------------------------------------------------------------------------------
               GM Light Duty Truck Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *   184,930   138,881     38.5  2,051,476  2,292,116  -10.5
-------------------------------------------------------------------------------
GM Import                 0          0    ***.*          0          0  ***.*
-------------------------------------------------------------------------------
      GM Total       184,930   138,881     38.5  2,051,476  2,292,116  -10.5
-------------------------------------------------------------------------------
* Includes U.S./Canada/Mexico

                                      3-1P
                      GM Truck Deliveries - (United States)
                                  October 2006

-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                                 October                January - October
-------------------------------------------------------------------------------
                                          % Chg
                         2006      2005  per S/D      2006      2005    %Chg
-------------------------------------------------------------------------------
Selling Days (S/D)        25        26
-------------------------------------------------------------------------------
         GM TRUCK Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total            4,241     6,610    -33.3     60,035     82,540  -27.3
Cadillac Total         7,288     3,438    120.5     66,708     63,754    4.6
Chevrolet Total      123,172    90,557     41.5  1,361,379  1,528,853  -11.0
GMC Total             38,484    23,963     67.0    398,458    482,506  -17.4
HUMMER Total           5,565     5,640      2.6     58,801     42,657   37.8
Oldsmobile Total           0         6    ***.*         29        438  -93.4
Other-Isuzu Total        318       213     55.3      2,578      2,426    6.3
Pontiac Total          2,638     3,402    -19.4     49,558     31,473   57.5
Saab Total               307        72    343.4      4,756      1,558  205.3
Saturn Total           5,584     7,696    -24.5     82,888     91,759   -9.7
      GM North America
        Total*       187,597   141,597     37.8  2,085,190  2,327,964  -10.4
-------------------------------------------------------------------------------
Chevrolet Total          178       153     21.0      1,743      1,661    4.9
GMC Total                292       295      2.9      3,554      4,353  -18.4
Other-Isuzu Total        779       912    -11.2      9,469      9,551   -0.9
      GM Import Total  1,249     1,360     -4.5     14,766     15,565   -5.1
-------------------------------------------------------------------------------
      GM Light Truck Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total            4,241     6,610    -33.3     60,035     82,540  -27.3
Cadillac Total         7,288     3,438    120.5     66,708     63,754    4.6
Chevrolet Total      121,840    89,382     41.8  1,347,324  1,515,556  -11.1
GMC Total             37,467    22,635     72.1    381,377    462,381  -17.5
HUMMER Total           5,565     5,640      2.6     58,801     42,657   37.8
Oldsmobile Total           0         6    ***.*         29        438  -93.4
Pontiac Total          2,638     3,402    -19.4     49,558     31,473   57.5
Saab Total               307        72    343.4      4,756      1,558  205.3
Saturn Total           5,584     7,696    -24.5     82,888     91,759   -9.7
      GM North America
        Total*       184,930   138,881     38.5  2,051,476  2,292,116  -10.5
-------------------------------------------------------------------------------


                 GM Light Truck Deliveries by Marketing Division
-------------------------------------------------------------------------------
Buick Total            4,241     6,610    -33.3     60,035     82,540  -27.3
Cadillac Total         7,288     3,438    120.5     66,708     63,754    4.6
Chevrolet Total      121,840    89,382     41.8  1,347,324  1,515,556  -11.1
GMC Total             37,467    22,635     72.1    381,377    462,381  -17.5
HUMMER Total           5,565     5,640      2.6     58,801     42,657   37.8
Oldsmobile Total           0         6    ***.*         29        438  -93.4
Pontiac Total          2,638     3,402    -19.4     49,558     31,473   57.5
Saab Total               307        72    343.4      4,756      1,558  205.3
Saturn Total           5,584     7,696    -24.5     82,888     91,759   -9.7
    GM Total         184,930   138,881     38.5  2,051,476  2,292,116  -10.5
-------------------------------------------------------------------------------

* Includes US/Canada/Mexico

                        GM Production Schedule - 11/01/06



                        GMNA
                -------------------                            Total       GMNA 1   International 5
Units 000s      Car1 Truck1  Total   GME2   GMLAAM3   GMAP4  Worldwide   Car  Truck
                ---- ------  ------  ----   -------   -----  ---------   ---- -----

2006 Q4 #       450    660  1,110     445      215      504    2,274      11    45    243
  O/(U) prior
forecast:@ *      4     (4)     0       0        0        8        8       0     0      9
               ---- ------  ------   ----   -------   -----  ---------
=====================================================================================================
                        GMNA
                -------------------                            Total       GMNA 1   International 5
Units 000s      Car1 Truck1  Total   GME2   GMLAAM3   GMAP4  Worldwide   Car  Truck
                ---- ------  ------  ----   -------   -----  ---------   ---- -----

   2001
1st Qtr.        580    634  1,214     538      138       51    1,941      18     9     NA
2nd Qtr.        638    726  1,364     491      165       64    2,084      13    16     NA
3rd Qtr.        574    664  1,238     373      146       74    1,832      11    15     NA
4th Qtr.        573    721  1,294     441      127       67    1,929       9    16     NA
              -----  -----  -----   -----      ---      ---    -----      --   --
    CY        2,365  2,745  5,110   1,842      575      256    7,786      51    56     NA

   2002
1st Qtr.        600    753  1,353     456      131       65    2,005      11    11     NA
2nd Qtr.        688    865  1,553     453      141       74    2,221      15    17     NA
3rd Qtr.        568    740  1,308     408      132       87    1,935      19    20     NA
4th Qtr.        602    824  1,426     453      157       81    2,117      14    25     NA
              -----  -----  -----   -----      ---      ---    -----     --     --
    CY        2,458  3,182  5,640   1,770      561      307    8,278      59    73     NA

   2003
1st Qtr.        591    860  1,451     491      127       77    2,146      19    24     NA
2nd Qtr.        543    837  1,380     488      128       90    2,086      19    24     NA
3rd Qtr.        492    753  1,245     393      135      120    1,893      20    17     NA
4th Qtr.        558    827  1,385     446      157      133    2,121      16    20     NA
              -----  -----  -----   -----     ----      ---    -----      --    --
    CY        2,184  3,277  5,461   1,818      547      420    8,246      74    85     NA

   2004
1st Qtr.        525    820  1,345     473      159      296    2,273      19    19    247
2nd Qtr.        543    846  1,389     503      172      337    2,401      18    48    284
3rd Qtr.        463    746  1,209     411      185      314    2,119      16    43    261
4th Qtr.        466    811  1,277     442      200      386    2,305      17    47    324
              -----  -----  -----   -----      ---    -----    -----      --   ---  -----
    CY        1,997  3,223  5,220   1,829      716    1,333    9,098      70   158  1,116

   2005
1st Qtr.        470    712  1,182     502      185      335    2,204      16    51    286
2nd Qtr.        458    789  1,247     501      195      398    2,341      17    49    337
3rd Qtr.        423    723  1,146     412      207      409    2,174      15    50    199
4th Qtr.        483    798  1,281     443      188      420    2,332      14    68    197
              -----  -----  -----   -----      ---    -----    -----      --   ---  -----
    CY        1,834  3,022  4,856   1,858      775    1,562    9,051      62   218  1,019

   2006
1st Qtr.        496    759  1,255     494      194      472    2,415      18    50    246
2nd Qtr.        462    775  1,237     495      206      482    2,420      17    58    258
3rd Qtr.        417    633  1,050     374      215      433    2,072      12    48    202
4th Qtr. #      450    660  1,110     445      215      504    2,274      11    45    243
              -----  -----  -----   -----      ---    -----    -----      --   ---    ---
    CY        1,825  2,827  4,652   1,808      830    1,891    9,181      58   201    949
              -----  -----  -----   -----      ---    -----    -----

See notes on next page.


* Variance reported only if current production estimate by region differs from prior production estimate by 5K units or more
@ Numbers may vary due to rounding
# Denotes estimate

(1) GMNA includes joint venture production - NUMMI units included in GMNA Car; HUMMER and CAMI units included in GMNA Truck
(2) GME includes GM-AvtoVAZ joint venture production beginning in Q1 2004
(3) GMLAAM includes GM Egypt joint venture from 2001 through current calendar years
(4) GMAP includes joint venture production: Shanghai GM Norsom Motors (formerly Jinbei GM) and Shanghai GM beginning in 2000 and SAIC-GM-Wuling and GM Daewoo Auto Technologies (GMDAT) beginning in Q1 2004.
(5) International joint venture production includes GM-AvtoVAZ, GM Egypt, Shanghai GM Norsom Motors, Shanghai GM, SAIC-GM-Wuling, and GMDAT. Starting in Q3 2005 International joint venture production does not include GMDAT.

This report is governed by the Forward Looking Statements language found in the Terms and Conditions on the GM Institutional Investor website.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          GENERAL MOTORS CORPORATION
                                          --------------------------
                                          (Registrant)


Date:  November 1, 2006              By:  /s/PAUL W. SCHMIDT
                                     ---  ------------------
                                          (Paul W. Schmidt, Controller)